UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 20, 2026
KONTOOR BRANDS, INC.

(Exact name of registrant as specified in charter)

North Carolina	001-38854	83-2680248
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)
400 N. Elm Street
Greensboro, North Carolina 27401
(Address of principal executive offices)
(336) 332-3400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, no par value	KTB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On May 20, 2026, Kontoor Brands, Inc. (the “Company”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with ABG-Storm LLC, a Delaware limited liability company, an affiliate of Authentic Brands Group (“Buyer”) and The H.D. Lee Company, Inc., a Delaware corporation, a wholly-owned subsidiary of the Company (“Lee”). Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, the Company has agreed to sell to Buyer all of the outstanding shares of capital stock of Lee for $750 million in cash at closing with an additional $250 million earnout opportunity based on the performance of the Lee business over a five-year period (the “Transaction”).

The Transaction, which has been unanimously approved by the Company’s Board of Directors, is expected to close in the second half of 2026, subject to the satisfaction or waiver of certain customary closing conditions, including, among others, conditions relating to: (i) the accuracy of representations and warranties of each party to the Purchase Agreement; (ii) the performance by each party of its obligations and covenants in all material respects; (iii) the receipt of regulatory approvals; (iv) the absence of any applicable law or order prohibiting the consummation of the Transaction; (v) the absence of a material adverse effect between the signing of the Purchase Agreement and the closing of the Transaction; and (vi) the completion of the Pre-Closing Reorganization (as defined in the Purchase Agreement).

The consideration to be paid to the Company at the closing of the Transaction is $750 million in cash, subject to customary post-closing adjustments for cash, indebtedness, transaction expenses and net working capital. The Purchase Agreement contains customary representations, warranties and covenants, as well as certain indemnification provisions, between the Company, on the one hand, and Buyer, on the other. The Purchase Agreement also contains customary termination rights permitting each party to terminate the Purchase Agreement under certain specified circumstances, including if the closing has not occurred on or before February 1, 2027. After the closing of the Transaction, the Company has agreed to provide certain transition services to Buyer in connection with the Lee business.

The proceeds from the Transaction, once completed, are expected to be used to accelerate debt reduction as well as return capital to shareholders through share repurchases, if and when appropriate.

The foregoing description of the Purchase Agreement is not complete and is qualified entirety by reference to the Purchase Agreement, which is filed as Exhibit 2 hereto and is incorporated by reference.

The foregoing summary has been included to provide security holders with information regarding the terms of the Purchase Agreement. It is not intended to provide any factual information about the Company, Lee or Buyer. The representations and warranties contained in the Purchase Agreement were made by the parties to each other as of specific dates and the assertions embodied in these representations and warranties were made solely for purposes of the Purchase Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating their terms. Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from what may be viewed as material to shareholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts. Based upon the foregoing reasons, investors should not rely on the representations and warranties as statements of factual information.

Item 7.01. Regulation FD Disclosure.

On May 21, 2026, the Company issued a press release announcing its entry into the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

The information contained under Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as may be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
2	Stock Purchase Agreement, dated as of May 20, 2026, among Kontoor Brands, Inc., ABG-Storm LLC and The H.D. Lee Company, Inc.*
99.1	Press release issued by Kontoor Brands, Inc., dated May 21, 2026, announcing the entering into of a definitive agreement to sell the Lee business to Authentic Brands Group
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
___________________

* The disclosure schedules and similar attachments to this agreement are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedules or attachments to the Securities and Exchange Commission upon request.

Forward-Looking Statements

Certain statements included in this current report are “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting the Company and therefore involve several risks and uncertainties. You can identify these statements by the fact that they use words such as “will,” “anticipate,” “estimate,” “expect,” “should,” “may” and other words and terms of similar meaning, including statements herein regarding the expected benefits, financial impact and timing of the sale of the Lee business, including the use of proceeds therefrom for debt reduction or share purchases, or use of future dates. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. We do not intend to update any of these forward-looking statements or publicly announce the results of any revisions to these forward-looking statements, other than as required under the U.S. federal securities laws. Potential risks and uncertainties that could cause the actual results of operations or financial condition of the Company to differ materially from those expressed or implied by forward-looking statements in this release include, but are not limited to, such things as, whether and when the required regulatory approvals for the proposed sale of the Lee business will be obtained, whether and when the closing conditions will be satisfied and whether and when the proposed sale of the Lee business will close, if at all; our ability to execute, and realize benefits, successfully, or at all, from, the proposed sale of the Lee business; macroeconomic conditions, including inconsistent consumer demand despite recent declines in interest rates, fluctuating foreign currency exchange rates, moderating inflation and global supply chain issues, as well as the ongoing impact of tariffs and uncertainty regarding the outcome of trade negotiations, import/export regulations and tariff policies, continue to adversely impact global economic conditions and have had, and may continue to have, a negative impact on the Company's business, results of operations, financial condition and cash flows (including future uncertain impacts); our ability to deleverage on the anticipated time frame or at all; the level of consumer demand for apparel; reliance on a small number of large customers; potential difficulty in integrating Helly Hansen and/or in achieving the expected growth, cost savings and/or synergies from the acquisition; potential risks and uncertainties in completing the sale of the Lee business, if at all, and potential risks in segregating and disposing of the Lee business and the Company’s ability to mitigate any stranded costs from the potential disposition; supply chain and shipping disruptions, which could continue to result in shipping delays, an increase in transportation costs and increased product costs or lost sales; intense industry competition; the ability to accurately forecast demand for products; the Company’s ability to gauge consumer preferences and product trends, and to respond to constantly changing markets; the Company’s ability to maintain the images of its brands; disruption and volatility in the global capital and credit markets and its impact on the Company's ability to obtain short-term or long-term financing on favorable terms; the Company maintaining satisfactory credit ratings; restrictions on the Company’s business relating to its debt obligations; increasing pressure on margins; e-commerce operations through the Company’s direct-to-consumer business; the financial difficulty experienced by the retail industry; possible goodwill and other asset impairment; the ability to implement the Company’s business strategy; the stability of manufacturing facilities and foreign suppliers; fluctuations in wage rates and the price, availability and quality of raw materials and contracted products, including as a result of tariffs and reciprocal tariffs; the reliance on a limited number of suppliers for raw material sourcing and the ability to obtain raw materials on a timely basis or in sufficient quantity or quality; disruption to distribution systems; seasonality; unseasonal or severe weather conditions; potential challenges with the Company’s implementation of Project Jeanius; the Company's and its vendors’ ability to maintain the strength and security of information technology systems; the risk that facilities and systems and those of third-party service providers may be vulnerable to and unable to anticipate or detect data security breaches and data or financial loss or maintain operational performance; ability to properly collect, use, manage and secure consumer and employee data; legal, regulatory, political and economic risks; the impact of climate change and related legislative and regulatory responses; stakeholder response to sustainability issues, including those related to climate change; compliance with anti-bribery, anti-corruption and anti-money laundering laws by the Company and third-party suppliers and manufacturers; changes in tax laws and liabilities; our ability to successfully utilize our share repurchase program; the costs of compliance with or the violation of national, state and local laws and regulations for environmental, consumer protection, employment, privacy, safety and other matters; continuity of members of management; labor relations; the ability to protect trademarks and other intellectual property rights; the ability of the Company’s licensees to generate expected sales and maintain the value of the Company’s brands; volatility in the price and trading volume of the Company’s common stock; anti-takeover provisions in the Company’s organizational documents; and fluctuations in the amount and frequency of our share repurchases. Many of the foregoing risks and uncertainties will be exacerbated by any worsening of the global business and economic environment.

More information on potential factors that could affect the Company's financial results are described in detail in the Company’s most recent Annual Report on Form 10-K and in other reports and statements that the Company files with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KONTOOR BRANDS, INC.
Date: May 21, 2026	By:	/s/ Thomas L. Doerr, Jr.
	Name:	Thomas L. Doerr, Jr.
	Title:	Executive Vice President, Chief Legal Officer and Secretary